EXHIBIT 10.3
                                                                    ------------

              The CIT Group/Commercial Services, Inc.            T: 212 382-7000
              1211 Avenue of the Americas
              New York, NY 10036

[GRAPHIC OMITTED]
     CiT

                                             July 26, 2006

Mr. Robert A. Levinson
1035 Fifth Avenue
New York, New York 10028

                                        Re:  BLUMENTHAL/LANSING COMPANY LLC
                                             WESTWATER INDUTRIES, LLC
                                             LEVCOR INTERNATIONAL, INC.
                                             (collectively the "Clients")


Dear Mr. Levinson:

We refer to the Factoring and Financing Agreements with the above referenced Clients, as supplemented and amended (herein the "Agreements"). The Clients' Obligations under the Agreements were guaranteed by you pursuant to an Amended and Restated Limited Guaranty dated May 13, 2003. Effective as of even date herewith Robert A. Levinson is released from his Guaranty and the Guaranty is terminated in accordance with its terms.

Except as herein specifically provided, the Agreement with the Client remains in full force and effect in accordance with its terms.


                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/ ANTHONY MONTEMARANO
                                           -------------------------------------
                                           Name:  Anthony Montemarano
                                           Title: Vice President